Properties and Equipment: Schedule of property and equipment (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Costs Incurred Acquisition of Oil And Gas Properties With Proved Reserves	$ 10,224,418	$ 1,178,470
Total costs	10,249,201	1,203,253
Accumulated depletion	(235,087)	(216,743)
Property, Plant and Equipment, Other, Accumulated Depreciation	(24,783)	(24,783)
Net Property and Equipment	9,989,331	961,727
Office Equipment
Total costs	9,232	9,232
Software
Total costs	$ 15,551	$ 15,551